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                                                                   Exhibit 10.12

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                          ASPECT MEDICAL SYSTEMS, INC.

                           LOAN AND SECURITY AGREEMENT
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         This LOAN AND SECURITY AGREEMENT is entered into as of December 10,
1999, by and between IMPERIAL BANK ("Bank") and ASPECT MEDICAL SYSTEMS, INC. ("Borrower").

                                    RECITALS

         Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                    AGREEMENT

         The parties agree as follows:

         1. DEFINITIONS AND CONSTRUCTION.

                  1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

                  "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

                  "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, and partners.

                  "AFI" means Americorp Financial, Inc.

                  "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees, not to exceed $1,500 per annum as long as an Event of Default has not occurred; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

                  "Borrower" means Aspect Medical Systems, Inc. This term does not include any Subsidiaries.

                  "Borrower's Books" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

                  "Borrowing Base" means an amount equal to the eighteen (18) month rolling value of the sensor portion of Eligible Contracts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

                  "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California or the Commonwealth of Massachusetts are authorized or required to close.

                  "Closing Date" means the date of this Agreement.

                  "Code" means the California Uniform Commercial Code.



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                  "Collateral" means the property described on EXHIBIT A
attached hereto.

                  "Committed SBLC Line" means a credit extension of up to Five Hundred Thousand Dollars ($500,000).

                  "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

                  "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

                  "Credit Extension" means each SBLC Advance, Equipment Advance, Reducing Revolving Advance, Letter of Credit, HP Letter of Credit, or any other extension of credit by Bank for the benefit of Borrower hereunder.

                  "Daily Balance" means the amount of the Obligations owed at the end of a given day.

                  "Eligible Contracts" means those usage agreements entered into by Borrower from time to time in the ordinary course of business in a form reasonably acceptable to Bank in connection with the sale of its (BISsystem) products produced by Borrower, excluding usage agreements transferred to AFI. Such usage agreements shall in all cases have a term of at least two (2) years, shall have been entered into on or after January 1, 1998 and before December 10, 1999, and shall not permit deferral or other postponement of payment obligations or cancellation before the stated term thereof. Any agreement on which a customer is behind in its minimum contractual sensor purchase commitments for a period of more than ninety (90) days shall not be an Eligible Contract. Standards of eligibility may be fixed and revised from time to time by Bank as a consequence of any Collateral audits done pursuant to Section 6.3 in Bank's reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof. No contract which was not an Eligible Contract on the Closing Date may be counted as an Eligible Contract after such date. Unless otherwise agreed to by Bank, Eligible Contracts shall not include the following:

                  (a) Contracts on which the customer is more than 90 days behind in its minimum monthly purchase commitment;

                  (b) Contracts with respect to a customer twenty-five percent (25%) of whose invoiced amounts the account debtor has failed to pay within ninety (90) days of invoice date;

                  (c) Contracts with respect to which the customer is an officer, employee, or agent of Borrower;



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                  (d) Contracts with respect to which goods are placed on
consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                  (e) Contracts with respect to which the customer is an Affiliate of Borrower;

                  (f) Contracts with respect to which the customer does not have its principal place of business in the United States;

                  (g) Contracts with respect to which the customer is the United States or any department, agency, or instrumentality of the United States;

                  (h) Contracts with respect to which Borrower is liable to the customer for goods sold or services rendered by the customer to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

                  (i) Contracts with respect to a customer, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

                  (j) Contracts with respect to which the customer disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

                  (k) Contracts all or any portion of which have been transferred to AFI or to any other Person who enters into an Intercreditor Agreement in form and substance acceptable to Bank; and

                  (l) After investigation and due consideration, Contracts the collection of which Bank reasonably determines to be doubtful (which Contracts Bank shall discuss with Borrower prior to exclusion, and provide Borrower with information supporting the decision to exclude from Eligible Contracts).

                  "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

                  "Equipment Advance" has the meaning set forth in Section
2.1(d).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

                  "Event of Default" has the meaning assigned in Article 8.

                  "GAAP" means generally accepted accounting principles as in effect from time to time.

                  "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

                  "Initial Public Offering" means the closing by Borrower of an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended.

                  "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or



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insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                  "Intellectual Property Collateral" means all of Borrower's right, title, and interest in and to the following:

                  (a) Copyrights, Trademarks and Patents;

                  (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

                  (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (e) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

                  "Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing. "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

                  "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                  "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

                  "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other agreement entered into between Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.

                  "Material Adverse Effect" means a material adverse effect on
(i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.



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                  "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower's Books relating to any of the foregoing.

                  "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

                  "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

                  "Periodic Payments" means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

                  "Permitted Indebtedness" means:

                  (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

                  (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

                  (c) Indebtedness secured by a lien described in clause (c) of the defined term "Permitted Liens," provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

                  (d) Subordinated Debt; and

                  (e) Indebtedness incurred in connection with the funding of Borrower's contracts by AFI and other transfers that are substantially similar to the transfers made by Borrower to AFI and which transferees have entered into an Intercreditor Agreement with Bank in form and substance acceptable to Bank.

                  "Permitted Investment" means:

                  (a) Investments existing on the Closing Date disclosed in the Schedule;

                  (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof,
(ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank and (iv) Bank's money market accounts;

                  (c) Investments in Borrower's Subsidiaries, which shall not exceed $250,000 in the aggregate in any given year, plus any management service charges from any Subsidiary to the Borrower at the end of any fiscal period which are made in the ordinary course of business, are on fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arms-length transaction from a non-affiliated Person, and are consistent with Borrower's practice as of the Closing Date;

                  (d) Investments approved by Borrower's Board of Directors according to Borrower's investment policy in the form submitted to Bank as of the Closing Date; and



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                  (e) Investments made in the ordinary course of business,
consistent with prior practice, and approved by the Board of Directors, in the form of loans and advances to officers and employees of the Borrower including loans made in connection with the exercise of stock options by officers and employees of Borrower made pursuant to plans approved by the Board of Directors of Borrower so long as an Event of Default does not exist prior to such Investments and would not exist after making such Investments.

                  "Permitted Liens" means the following:

                  (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

                  (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank's security interests;

                  (c) Liens (i) upon or in any equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

                  (d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; and

                  (e) Liens incurred in connection with the financing of Borrower's Contracts by AFI and other transfers that are substantially similar to the transfers made by Borrower to AFI and which transferees have entered into an Intercreditor Agreement with Bank in form and substance acceptable to Bank.

                  "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                  "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

                  "Reducing Revolving Advance" has the meaning set forth in
Section 2.1(b).

                  "Reducing Revolving Line" means a credit extension of up to Four Million Two Hundred Fifty Thousand Dollars ($4,250,000).

                  "Reducing Revolving Maturity Date" means December 10, 2002.

                  "Responsible Officer" means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

                  "SBLC Advance" or "SBLC Advances" means a payment on a Letter of Credit under the SBLC Facility.

                  "SBLC Facility" means the facility under which Borrower may request Bank to issue Letters of Credit, as specified in Section 2.1(a) hereof.

                  "SBLC Maturity Date" means December 9, 2000.



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                  "Schedule" means the schedule of exceptions attached hereto, if any.

                  "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

                  "Subsidiary" means any corporation or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

                  "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

                  1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP. When used herein, the terms "financial statements" shall include the notes and schedules thereto.

         2. LOAN AND TERMS OF PAYMENT.

                  2.1 CREDIT EXTENSIONS.

                  Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

                  (a) LETTERS OF CREDIT.

                           (i) Subject to the terms and conditions of this
Agreement, Bank agrees to issue or cause to be issued letters of credit for the account of Borrower (each, a "Letter of Credit" and collectively, the "Letters of Credit") in an aggregate outstanding face amount not to exceed the availability under the Committed SBLC Line minus the then outstanding principal balance of the SBLC Advances. All Letters of Credit shall be, in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard application and letter of credit agreement, including Bank's fee equal to one percent (1%) of the face amount of each Letter of Credit. No Letter of Credit may have an expiration date later than the SBLC Maturity Date.

                           (ii) The obligation of Borrower to immediately
reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Without limiting the foregoing, on any drawn but unreimbursed Letter of Credit, the unreimbursed amount shall deemed a SBLC Advance and shall bear interest at the rate specified in Section 2.3. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit, except for expenses caused by Bank's gross negligence or willful misconduct.

                  (b) REDUCING REVOLVING ADVANCES.

                           (i) Subject to and upon the terms and conditions of
this Agreement, Bank agrees to make an initial advance (a "Reducing Revolving Advance") to Borrower in the amount of the lesser of the Borrowing Base and either (i) the Reducing Revolving Line if Borrower does not request Bank to issue the HP Letter of Credit under Section 2.1(c) or (ii) $3,250,000 if Borrower does request that Bank issue the HP Letter of Credit under Section 2.1(c). If the Reducing Revolving Advance is for more than $3,250,000, Borrower may no



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longer request Bank to issue the HP Letter of Credit. In no event shall the face amount of the HP Letter of Credit PLUS the amount of the initial Reducing Revolving Advance exceed the lesser of the Reducing Revolving Line and the Borrowing Base. The initial Reducing Revolving Advance shall be used to pay in full all Obligations under Section 1 of that certain Loan Agreement between Bank and Borrower dated as of June 22, 1998 (the "Original Loan Agreement") and under that certain Promissory Note (Revolving Loans) issued by Borrower to Bank on June 22, 1998 (collectively, the Original Agreements), and after such
Obligations are paid in full, the Original Agreements shall have no further force and effect. Subject to the terms and conditions of this Agreement, Bank agrees to make an additional Reducing Revolving Advance to Borrower (i) after the termination or expiration of the HP Letter of Credit and (ii) after any usage agreement which was previously ineligible becomes an Eligible Contract, PROVIDED that, in either case, such additional Reducing Revolving Advance may not bring the aggregate Reducing Revolving Advances up to an outstanding amount which is greater than the then applicable limit for the Reducing Revolving Advances set forth in the amortization schedule attached hereto as EXHIBIT D (if Bank has issued the HP Letter of Credit) or EXHIBIT E (if Bank has not issued the HP Letter of Credit).

                           (ii) Interest shall accrue from the date of each
Reducing Revolving Advance at the rate specified in Section 2.3(a), and shall be payable on January 10, 1999. Any Reducing Revolving Advances that are outstanding on January 10, 2000 shall be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest, beginning on January 31, 2000, and continuing on the last day of each month thereafter through the Reducing Revolving Maturity Date, at which time all amounts due under this Section 2.1(b) and any other amounts due under this Agreement shall be immediately due and payable. If further Reducing Revolving Advances are made after cancellation or expiration of the HP Letter of Credit, such monthly payments shall be proportionately increased to accommodate additional advances. Reducing Revolving Advances, once repaid, may not be reborrowed. Borrower may prepay any Reducing Revolving Advances without penalty or premium.

                           (iii) When Borrower desires to obtain a Reducing
Revolving Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 5:00 p.m. Eastern time one (1) Business Day before the day on which the Reducing Revolving Advance is to be made. Such notice shall be substantially in the form of EXHIBIT
B. The notice shall be signed by a Responsible Officer or its designee.

                  (c) HP LETTER OF CREDIT.

                           (i) Subject to the terms and conditions of this
Agreement, upon Borrower's request at any time on or after the Closing Date, Bank agrees to issue or cause to be issued a letter of credit for the account of Borrower (the "HP Letter of Credit") in favor of Hewlett Packard in an aggregate outstanding face amount of $1,000,000, provided that the face amount of the HP Letter of Credit PLUS the amount of the initial Reducing Revolving Advance shall not exceed the lesser of the Reducing Revolving Line and the Borrowing Base. The HP Letter of Credit shall be, in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard application and letter of credit agreement, including Bank's fee equal to one percent (1%) of the face amount of each Letter of Credit. On any drawn but unreimbursed Letter of Credit, the unreimbursed amount shall be deemed a Reducing Revolving Advance under Section 2.1(b), and shall be amortized in equal monthly installments of principal plus accrued interest for complete repayment on or before the Reducing Revolving Maturity Date. The HP Letter of Credit may have an expiration date no later than October 31, 2001.

                           (ii) The obligation of Borrower to reimburse Bank for
drawings made under the HP Letter of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the HP Letter of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with the HP Letter of Credit, except for expenses caused by Bank's gross negligence or willful misconduct.

                           (d) EQUIPMENT ADVANCES. There are currently, as of
December 10, 1999, outstanding Equipment Advances in an aggregate principal amount equal to One Million Five Hundred One Thousand Three Hundred Ninety-Five Dollars ($1,501,395) outstanding under Section 2 of the Original Loan



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Agreement and under that certain Promissory Note (Equipment Loans) issued by
Borrower to Bank on June 22, 1998 (the "Original Equipment Note"). Borrower shall not request or receive any further Equipment Advances. Interest shall continue to accrue on the Equipment Advances at the rate specified in Section 2.3(a). Principal payments on the Equipment Advances shall continue to be made on the last day of each month in the amount of $60,055.80, plus all accrued interest, through December 31, 2001, at which time all amounts due under this
Section 2.1(d) shall be immediately due and payable. Equipment Advances, once repaid, may not be reborrowed. Borrower may prepay any Equipment Advances without penalty or premium. The Original Loan Agreement and the Original Equipment Note shall have no further force and effect once all Obligations under
Section 1 of the Original Agreement are paid in full, as provided in Section 2.1(b) hereof.

                  (e) LOCK BOX ACCOUNT. After the occurrence of an Event of Default, at Bank's request in its sole discretion, Borrower shall open and maintain with Bank an account (the "Lock Box Account") into which all funds received by Borrower from any source other than on account of Contracts sold to AFI (and other transfers that are substantially similar to the transfers made by Borrower to AFI and which transferees have entered into an Intercreditor Agreement with Bank in form and substance acceptable to Bank) shall be deposited or transferred from other accounts in Borrower's name. After the occurrence of an Event of Default, at the request of Bank, Borrower shall direct all customers to mail or deliver all checks or other forms of payment for amounts owing to Borrower to a post office box designated by Bank, over which Bank shall have exclusive and unrestricted access. After the occurrence of an Event of Default, Bank shall collect the mail delivered to such post office box, open such mail, and endorse and credit all items to the Lock Box Account. After the occurrence of an Event of Default, Borrower shall direct all customers or other persons owing money to Borrower who make payments by electronic transfer of funds to wire such funds directly to the Lock Box Account. After the occurrence of an Event of Default, Borrower shall hold in trust for Bank all amounts that Borrower receives despite the directions to make payments to the post office box or Lock Box Account. After the occurrence of an Event of Default, Borrower shall immediately deliver such payments to Bank in their original form as received from the customer, with proper endorsements for deposit into the Lock Box Account. After the occurrence of an Event of Default, Borrower irrevocably authorizes Bank to transfer to the Lock Box Account any funds that have been deposited into any other accounts or that Bank has otherwise received. After the occurrence of an Event of Default, Borrower shall not establish or maintain any accounts with any Person other than Bank except for accounts opened in the ordinary course of business from which all funds are transferred on a daily basis to the Lock Box Account. After the occurrence of an Event of Default, Bank shall have all right, title and interest in all of the items from time to time in the Lock Box Account and their proceeds. After the occurrence of an Event of Default, neither Borrower nor any person claiming through Borrower shall have any right or control over the use of, or any right to withdraw any amount from, the Lock Box Account, which shall be under the sole control of Bank.

                  2.2 OVERADVANCES. If Borrower has requested that Bank issue the HP Letter of Credit and if, at any time, the aggregate amount of the outstanding Reducing Revolving Advances PLUS the amount of the HP Letter of Credit, including drawn but unreimbursed amounts outstanding under such letter of credit, exceeds the lesser of (i) the Borrowing Base and (ii) the then applicable limit for the Reducing Revolving Advances set forth in the amortization schedule attached hereto as EXHIBIT D, Borrower shall immediately pay to Bank, in cash, the amount of such excess. If Borrower has not requested that Bank issue the HP Letter of Credit and if, at any time, the aggregate amount of the outstanding Reducing Revolving Advances exceeds the lesser of (i) the Borrowing Base and (ii) the then applicable limit for the Reducing Revolving Advances set forth in the amortization schedule attached hereto as EXHIBIT E, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

                  2.3 INTEREST RATES, PAYMENTS, AND CALCULATIONS.

                  (a) INTEREST RATES. Except as set forth in Section 2.3(b), the Equipment Advances, the Reducing Revolving Advances, and the SBLC Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to one percent (1.0%) above the Prime Rate, provided that after the Initial Public Offering, except as set forth in Section 2.3(b), the Equipment Advances, the Reducing Revolving Advances, and the SBLC Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to one half percent (0.5%) above the Prime Rate

                  (b) LATE FEE; DEFAULT RATE. If any payment is not made within ten (10) days after the date of written notice that such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

                  (c) PAYMENTS. Interest hereunder shall be due and payable on the last calendar day of each month during the term hereof. Bank shall charge such interest, all Bank Expenses, and all Periodic Payments first against any of Borrower's deposit accounts and second against the Reducing Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                  (d) COMPUTATION. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

                  2.4 CREDITING PAYMENTS. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 3:00 p.m. Eastern time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

                  2.5 FEES. Borrower shall pay to Bank the following:

                  (a) FACILITY FEE. On the Closing Date, a Facility Fee equal to Seven Thousand Five Hundred Dollars ($7,500), which shall be nonrefundable;

                  (b) BANK EXPENSES. On the Closing Date, all Bank Expenses incurred through the Closing Date, including reasonable attorneys' fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

                  2.6 ADDITIONAL COSTS. In case any change in any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

                  (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

                  (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

                  (c) imposes upon Bank any other condition with respect to its performance under this Agreement, and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to the Obligations, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

                  2.7 TERM. This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Term Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

         3. CONDITIONS OF LOANS.

                  3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Agreement;

                  (b) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

                  (c) two financing statements (Form UCC-1);

                  (d) an intellectual property security agreement;

                  (e) agreement to provide insurance;

                  (f) a control agreement;

                  (g) payment of the fees and Bank Expenses then due specified in Section 2.5 hereof;

                  (h) a report on the Collateral, the results of which shall be satisfactory to Bank; and

                  (i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

                  3.2 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                  (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

                  (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

         4. CREATION OF SECURITY INTEREST.

                  4.1 GRANT OF SECURITY INTEREST. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.

                  4.2 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

                  4.3 RIGHT TO INSPECT. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours but no more than once every six months (unless an Event of Default has occurred and is continuing), to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

         5. REPRESENTATIONS AND WARRANTIES.

                  Borrower represents and warrants as follows:

                  5.1 DUE ORGANIZATION AND QUALIFICATION. Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified.

                  5.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

                  5.3 NO PRIOR ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

                  5.4 BONA FIDE ELIGIBLE CONTRACTS. The Eligible Contracts are in the form presented to Bank prior to the Closing Date and are unconditional, non-cancelable and non-deferrable bona fide existing obligations of the parties to each Eligible Contract. Each Eligible Contract has an original minimum term of two (2) years, and was entered into on or after January 1, 1998 but not later than December 10, 1999. No customer who is a party to an Eligible Contract is more than 90 days behind in its minimum monthly purchase commitment.

                  5.5 MERCHANTABLE INVENTORY. All Inventory is in all material respects of good and marketable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

                  5.6 INTELLECTUAL PROPERTY COLLATERAL. Borrower is the sole owner of, or has rights to use, the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party.

                  5.7 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

                  5.8 LITIGATION. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect, or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

                  5.9 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated and consolidating financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower's financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a material adverse change in the financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

                  5.10 SOLVENCY, PAYMENT OF DEBTS. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

                  5.11 REGULATORY COMPLIANCE. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

                  5.12 ENVIRONMENTAL CONDITION. Except as disclosed in the Schedule, none of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment, which if adversely determined could reasonably be expected to have a Material Adverse Effect.

                  5.13 TAXES. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein.

                  5.14 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

                  5.15 GOVERNMENT CONSENTS. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, the failure to obtain which could have a Material Adverse Effect.

                  5.16 YEAR 2000. Borrower and its Subsidiaries have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a Material Adverse Effect upon its financial condition, operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

                  5.17 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

         6. AFFIRMATIVE COVENANTS.

                  Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

                  6.1 GOOD STANDING. Borrower shall maintain its and each of its Subsidiaries' corporate existence in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

                  6.2 GOVERNMENT COMPLIANCE. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

                  6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Bank: (a) as soon as available, but in any event within thirty
(30) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower's consolidated and consolidating operations during such period, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) if applicable, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Fifty Thousand Dollars ($50,000) or more in excess of insurance coverage that has not been taken by Borrower's insurance company subject to any reservation; (e) within thirty (30) days after the end of each month, Borrower shall deliver to Bank a report in substantially the same form that was presented to Bank as of the Closing Date on the pool of Eligible Contracts and actual sensor units shipped measured against the number contracted for and sensor revenue by fee-for-usage contracts; (f) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time generally prepared by Borrower in the ordinary course of business; and (g) within thirty
(30) days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower's intellectual property, including but not limited to any subsequent ownership right of Borrower in or to any Trademark or Patent not specified in EXHIBITS A, B, and C of the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement.

         Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of the usage agreement report submitted to the Bank as of the Closing Date.

         Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto.

         Bank shall have a right from time to time hereafter to audit the Collateral, including fee-for-usage contracts and fee-for-usage schedules, at Borrower's expense (such expense not to exceed $1,500 in any given year unless an Event of Default has occurred), provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

                  6.4 INVENTORY; RETURNS. Borrower shall keep all Inventory in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement.

                  6.5 TAXES. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

                  6.6 INSURANCE.

                  (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

                  (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof, and all liability insurance policies shall show the Bank as an additional insured and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrower shall deliver to Bank a certificate summarizing such policies of insurance and evidence of the payments of all premiums therefor. After the occurrence of an Event of Default, all proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

                  6.7 YEAR 2000 COMPLIANCE. Borrower shall perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require.

                  6.8 PRINCIPAL DEPOSITORY. Borrower shall maintain a minimum of One Hundred Thousand Dollars ($100,000) in its principal, depository, operating and overnight investment accounts with Bank; provided that Borrower need not maintain such accounts if Bank's rates or services cease to be competitive.

                  6.9 ADJUSTED LIQUIDITY RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of (i) unrestricted cash, cash equivalents, and marketable securities plus eighty percent (80%) of domestic Accounts satisfactory to Bank to (ii) outstanding Credit Extensions, including drawn and undrawn Letters of Credit, of not less than 1.50 to 1.00.

                  6.10 CASH BURN. Borrower shall maintain, as of the last day of each calendar month, a balance of unrestricted cash, cash equivalents and marketable securities which is at least five (5) times Borrower's Monthly Cash Burn. "Monthly Cash Burn" means Borrower's average monthly negative operating cash flow plus capital expenditures for the three months immediately prior to the date of measurement.

                  6.11 INSTALLED BASE. The number of monitors and modules placed with Persons who have executed usage agreements in substantially the form presented to the Bank at the Closing Date, measured as of the last day of the quarter, shall increase each quarter.

                  6.12 CONTRACT STATUS. The Eligible Contracts which fall behind in their minimum monthly orders by more than three months shall not represent more than 20% of the aggregate value, measured on an eighteen (18) month rolling average basis, of the sensor portion of the pool of all Eligible Contracts. Borrower shall enforce all of its rights under the Eligible Contracts and shall neither amend nor waive any payments affecting the payments due thereunder without Bank's prior consent, except for waivers and modifications in the ordinary course of business which do not cause Eligible Contracts to become ineligible.

                  6.13 REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

                  (a) Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable those intellectual property rights listed on EXHIBITS A, B and C to the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement, within thirty (30) days of the date of this Agreement. Borrower shall give Bank notice of all applications or registrations filed with the Untied States Patent and Trademark Office or the United States Copyright Office within thirty (30) days after the application date, and Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in such additional Intellectual Property Collateral. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, if so requested by Bank, Borrower shall register, on an expedited basis, any registerable intellectual property rights which Borrower has previously failed to register.

                  (b) Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld. Notwithstanding the foregoing, Borrower shall not be required to take any action under this Section 6.13(b) if Borrower's Board of Directors determines that, in its good faith judgment, any such Copyright, Trademark, or Patent is of immaterial value.

                  (c) Bank may audit Borrower's Intellectual Property Collateral to confirm compliance with this Section 6.13, provided such audit may not occur more often than once per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this
Section 6.13 to take but which Borrower fails to take, after fifteen (15) days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.13.

                  6.14 FURTHER ASSURANCES. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

         7. NEGATIVE COVENANTS.

                  Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following:

                  7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than: (i) Transfers of Inventory in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries; or (iii) Transfers of surplus, worn-out or obsolete Equipment. Notwithstanding the foregoing, Borrower may transfer and encumber assets for the benefit of Americorp Financial, Inc. and such other Persons as may enter into intercreditor agreements acceptable to Bank from time to time.

                  7.2 CHANGE IN BUSINESS. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto). Borrower will not, without thirty (30) days prior written notification to Bank, relocate its chief executive office.

                  7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, in each case, without the consent of the Bank, which consent will not be unreasonably withheld.

                  7.4 INDEBTEDNESS. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

                  7.5 ENCUMBRANCES. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for (i) Permitted Liens and (ii) Liens incurred in connection with the financing of Borrower's Contracts by AFI and other transfers that are substantially similar to the transfers made by Borrower to AFI and which transferees have entered into an Intercreditor Agreement with Bank in form and substance acceptable to Bank.

                  7.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may repurchase the stock of former employees pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase.

                  7.7 INVESTMENTS. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

                  7.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

                  7.9 SUBORDINATED DEBT. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

                  7.10 INVENTORY AND EQUIPMENT. Store the Inventory or the Equipment with a bailee, warehouseman, or similar party that may have a Lien or other interest in the Inventory or Equipment, unless either (i) Bank has received a pledge of the warehouse receipt covering such Inventory or (ii) Borrower owes no more than Twenty-Five Thousand Dollars ($25,000) to such warehouseman at any given time; provided, however, that Borrower may deposit software code in escrow for customers in the ordinary course of business. Except for

Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

                  7.11 COMPLIANCE. Become an "investment company" or be controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

                  7.12 INTELLECTUAL PROPERTY AGREEMENTS. Borrower shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such contracts, except to the extent that (i) any such contract is determined in the good faith judgment of Borrower's Board of Directors to be necessary to Borrower's business, (ii) Borrower uses reasonable efforts to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for Bank to have a security interest in any such contract, and (iii) Borrower gives Bank notice of any such contract within a reasonable period of time after its execution.

         8. EVENTS OF DEFAULT.

                  Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

                  8.1 PAYMENT DEFAULT. If Borrower fails to pay, when due, any of the Obligations;

                  8.2 COVENANT DEFAULT. If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after Borrower receives written notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be required to be made during such cure period);

                  8.3 MATERIAL ADVERSE CHANGE. If there occurs a material adverse change in Borrower's business or financial condition, or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral;

                  8.4 ATTACHMENT. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of

Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

                  8.5 INSOLVENCY. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

                  8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

                  8.7 SUBORDINATED DEBT. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

                  8.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) in excess of available insurance coverage that has not been taken by Borrower's insurance company subject to any reservation shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment);

                  8.9 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document; or

                  8.10 CONTRACT DELINQUENCIES. If Eligible Contracts consisting of twenty percent (20%) or more of the 18-month rolling value of the total pool of Eligible Contracts as of the Closing Date become past due by more than three months.

         9. BANK'S RIGHTS AND REMEDIES.

                  9.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                  (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5, all Obligations shall become immediately due and payable without any action by Bank);

                  (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

                  (c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                  (d) Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                  (e) Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

                  (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                  (g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

                  (h) Bank may credit bid and purchase at any public sale; and

                  (i) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

                  9.2 POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts;
(b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending EXHIBITS A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest; (h) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (i) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in
Section 4.2 regardless of whether an Event of Default has occurred so long as Bank has requested in writing that Borrower sign its name on any such document and Borrower has not done so by the tenth day after receiving such notice. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

                  9.3 ACCOUNTS COLLECTION. After the occurrence and during the continuation of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

                  9.4 BANK EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable written notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the SBLC Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section
6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

                  9.5 BANK'S LIABILITY FOR COLLATERAL. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

                  9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

                  9.7 DEMAND; PROTEST. Except as otherwise provided in this Agreement, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

         10. NOTICES.

                  Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

         If to Borrower:                    Aspect Medical Systems, Inc.
                                            2 Vision Drive
                                            Natick, MA  01760-2059
                                            Attn:  Neal Armstrong
                                            FAX:  (508) 653-5788

         If to Bank:                        Imperial Bank
                                            226 Airport Parkway
                                            San Jose, CA  95110-1024
                                            Attn:  Corporate Banking Center
                                            FAX:  (408) 451-8586
         with a copy to:                    Imperial Bank
                                            225 Franklin Street, Suite 2900
                                            Boston, MA  02110
                                            Attn:  William Sweeney / Karen Dunn
                                            FAX:  (617)956-0557

         The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

         11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         12. GENERAL PROVISIONS.

                  12.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right with the consent of the Borrower, not to be unreasonably withheld, to sell, transfer or negotiate all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder. Bank shall have the right without the consent of or notice to Borrower to grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

                  12.2 INDEMNIFICATION. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                  12.3 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

                  12.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                  12.5 AMENDMENTS IN WRITING, INTEGRATION. This Agreement cannot be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

                  12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                  12.7 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                         ASPECT MEDICAL SYSTEMS, INC.


                                         By: /s/ J. Neal Armstrong

                                         Title: Vice President and
                                                Chief Financial Officer


                                         IMPERIAL BANK


                                         By: /s/ Karen Dunn

                                         Title: Vice President

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                         TO LOAN AND SECURITY AGREEMENT

         All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

                  (a) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

                  (b) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

                  (c) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

                  (d) all guarantees and other security therefor;

                  (e) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

                  (f) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

                  (g) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

         Notwithstanding the foregoing, "Collateral" shall not include (i) Contracts and rights thereunder transferred to Americorp Financial, Inc., (ii) Borrower's equipment and other related general intangibles to the extent that the same are subject to a lease or financing arrangement permitted under the Loan and Security Agreement between Bank and Borrower dated as of December 10, 1999, which financing arrangement includes a valid and enforceable prohibition on further encumbrances ("Excluded Equipment") and (iii) additions, attachments, accessories and accessions to, substitutions, replacements and exchanges for, and proceeds of the Excluded Equipment.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

           DEADLINE FOR SAME DAY PROCESSING IS 5:00 P.M., EASTERN TIME

TO:  EMERGING GROWTH INDUSTRIES                           DATE:  _______________

FAX #:  617-956-0557                                      TIME:  _______________

--------------------------------------------------------------------------------

FROM: Aspect Medical Systems, Inc.
      ------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)
REQUESTED BY:
              ----------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                      --------------------------------------------------------

PHONE NUMBER:
              ----------------------------------------------------------------

FROM ACCOUNT #                            TO ACCOUNT #
              ----------------------                  ----------------------

REQUESTED TRANSACTION TYPE                   REQUEST DOLLAR AMOUNT
--------------------------                   ---------------------
                                             $________________________________
PRINCIPAL INCREASE (ADVANCE)                 $________________________________
PRINCIPAL PAYMENT (ONLY)                     $________________________________
INTEREST PAYMENT (ONLY)                      $________________________________
PRINCIPAL AND INTEREST (PAYMENT)             $________________________________

OTHER INSTRUCTIONS:
                    ----------------------------------------------------------

------------------------------------------------------------------------------

         All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  BANK USE ONLY

TELEPHONE REQUEST:
------------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.




------------------------------------------------  ------------------------------
              Authorized Requester                           Phone #



------------------------------------------------  ------------------------------
               Received By (Bank)                            Phone #


                  ---------------------------------------------
                           Authorized Signature (Bank)

--------------------------------------------------------------------------------

                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:         IMPERIAL BANK

FROM:       Aspect Medical Systems, Inc.

         The undersigned authorized officer of Aspect Medical Systems, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles
(GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                   REQUIRED                                            COMPLIES

Monthly financial statements                         Monthly within 30 days                        Yes        No
Annual (CPA Audited)                                 FYE within 120 days                           Yes        No
Eligible Contract Report(1)                          Monthly within 30 days                        Yes        No
10K and 10Q                                          (as applicable)                               Yes        No
Borrowing Base Cert.                                 Monthly within 30 days                        Yes        No
Collateral Audit                                     Semi-annual                                   Yes        No
Collateral Report                                    Initially                                     Yes        No
IP Report                                            Quarterly within 30 days                      Yes        No

FINANCIAL COVENANT                                   REQUIRED                      ACTUAL               COMPLIES

Maintain on a Monthly  Basis:
     Minimum Adjusted Liquidity Ratio(2)             1.50:1.00                     ____:1.00       Yes        No
     Cash Burn                                       3                             _________       Yes        No
     Minimum Installed Base4 Increase (Quarterly)    1                             _________       Yes        No
     Contract Status                                 5                             _________       Yes        No

     (1) Report on pool of Eligible Contracts & actual sensor units shipped measured against # contracted for & sensor revenue by fee-for-usage contracts
     (2) Ratio of (i) unrestricted cash and cash equivalents and marketable securities plus eighty percent 80% of domestic Accounts satisfactory to Bank to
(ii) outstanding Credit Extensions, including both drawn and undrawn Letters of Credit.
     (3) Borrower shall maintain a balance of unrestricted cash, cash equivalents, and marketable securities which is at least 5 times Borrower's average monthly negative operating cash flow plus capital expenditures for the 3 months immediately prior to the date of measurement.
     (4) The number of monitors and modules placed with account debtors.
     (5) The Eligible Contracts which fall behind in their minimum monthly orders by more than 3 months shall not represent more than 20% of the total value, measured on an 18 month rolling average basis, the sensor portion of the pool of all Eligible Contracts.

                                             -----------------------------------
COMMENTS REGARDING EXCEPTIONS: See Attached.
                                             BANK USE ONLY

                                             Received by: ______________________
Sincerely,                                                  AUTHORIZED SIGNER

                                             Date:______________________________

----------------------------------------     Verified:__________________________
SIGNATURE                                                   AUTHORIZED SIGNER


----------------------------------------     Date:______________________________
TITLE
                                             Compliance Status        Yes   No

----------------------------------------
DATE                                         -----------------------------------

                                    EXHIBIT D

            AMORTIZATION SCHEDULE WITH $1,000,000 HP LETTER OF CREDIT

                                    EXHIBIT E

                 AMORTIZATION SCHEDULE IF NO HP LETTER OF CREDIT

                             SCHEDULE OF EXCEPTIONS

PERMITTED INDEBTEDNESS (SECTION 1.1)

1. Master Lease Agreement dated December 21, 1994 and LTI Ventures Leasing Corp. for which certain schedules thereunder have been assigned to Corestates Bank, N.A. and Silicon Valley Bank.
     Original amount:         $1,235,715
     Outstanding
     at 10/2/99:              $   30,731

2. Loan Agreement dated June 22, 1998 with Imperial Bank for which funds were loaned under the Equipment Loan portion of the Agreement.
     Original amount:         $2,162,009
     Outstanding
     at 10/2/99:              $1,621,507

3. Master Assignment Agreement dated July 23, 1999 and Servicing Agreement dated July 23, 1999 with Americorp Financial, Inc. under which certain Usage Agreement contracts are sold to Americorp Financial, Inc.
     Original amount:         $1,447,131*
     Outstanding
     at 10/2/99:              $1,438,362

     Availability remains under this Master Assignment Agreement and the Company continues to sell additional Usage Agreements to Americorp Financial, Inc. An additional draw of $404,962 has been made subsequent to October 2, 1999.

PERMITTED LIENS (SECTION 1.1)

1. The Company granted a security interest pursuant to the Master Lease Agreement dated December 21, 1994 with LTI Ventures Leasing Corp., for which certain schedules thereunder have been assigned to Corestates Bank, N.A. and Silicon Valley Bank.

2.   Subordination, Non-Disturbance and Attornment Agreement between the
     Company and Teachers Insurance Association of America, dated June 15, 1995.

3. The Company granted a security interest pursuant to the Loan Agreement dated June 22, 1998 with Imperial Bank.

                             SCHEDULE OF EXCEPTIONS


Permitted Investments (Section 1.1)

1. Loans made to certain employees and directors in order to exercise options to acquire a total of 1,495,470 shares of common stock. The shares of common stock are subject to a repurchase right by the Company and the number of shares subject to the repurchase provision decreases over time in accordance with the vesting schedule of the original option grant. In the event that any holder of shares of common stock which remain subject to the repurchase provision ceases to be employed by the Company, the Company has the right to repurchase such shares for 90 days at a price equal to the original exercise price.

     Original Investment:       $336,580
     Investment at
      October 2, 1999           $305,324

2. Loans made to certain employees of the Company that are evidenced by promissory notes bearing interest with rates ranging from 6.42% to 8% per annum.
     Original Investment:       $160,334
     Investment at
      October 2, 1999           $132,760

3. Investments in and inter-company loans made to wholly-owned subsidiaries of the Company (Aspect Medical Systems International B.V., the Netherlands and Aspect Medical Systems UK Limited, the United Kingdom).
     Investment at
      October 2, 1999           $983,003

4.   Marketable investments at October 2, 1999:
     Sallie-Mae Floating Rate Note    $1,000,000
     Imperial Bank
      Banker's Acceptances            $  186,340
     Certificates of Deposit          $4,131,600

5.   See attached draft Board of Directors Investment Policy


PRIOR NAMES (SECTION 5.7)

Originally incorporated under the name "Biometrak Corporation" on October 14, 1987.

LITIGATION (SECTION 5.8)

On May 5, 1999, a former employee of the Borrower filed a complaint with the Massachusetts Commission Against Discrimination (the "MCAD") which alleges that the Borrower discriminated against the employee by subjecting him to sexual harassment and retaliating against his complaint by terminating his employment, due to his opposition to that sexual harassment. By letter dated September 14, 1999, the former employee's counsel informed Borrower that, despite diligent efforts, he is unable to locate the former employee. On September 16, 1999, the Borrower sent to the MCAD an Unopposed Motion for Administrative Closure. That motion is still pending before the MCAD.

                             SCHEDULE OF EXCEPTIONS

                                                                           DRAFT

                             Aspect Medical Systems
                    Recommended Investment Policy Guidelines

1.   Purpose

     To establish policy and guidelines for investment of corporate surplus cash. "Surplus cash" is cash in corporate accounts not immediately required for debt repayment, working capital, capital investment, or other outstanding near-term financial obligations.

     Objectives

     Conservation of capital and maintenance of liquidity until funds can be used in business operations.

     A.   Preserve capital.

     B.   Anticipate liquidity requirements.

     C. Diversify investments to minimize the risk and inappropriate concentrations of investments with any one entity.

     D.   Deliver above-market returns versus the industry averages.

     E. Provide fiduciary control of cash and investments by individuals approved by the Board.

II.  Liquidity Guidelines

     Excess cash is invested with liquidity in mind, and without any loss of principal. Daily liquidity is essential; restrictions on liquidity are:

     At least twice the amount of the monthly burn must be available each business day until 1:30 p.m. Eastern time with no loss of principal.

     The remainder of the funds are to be invested, consistent with anticipated cash needs, in securities with maturities no longer than 24 months. Repositioning of these securities before their maturity, generating small gains or losses, is permitted for managing liquidity requirements only. Any repositioning of securities causing a gain or loss must be pre-approved by Aspect Medical Systems' management for fiduciary control purposes.

                             SCHEDULE OF EXCEPTIONS


III. Investment Restrictions

     Investments shall be made in the context of the following investment guidelines:

     Eligible Investments

     1. Direct obligations of the U.S. Treasury, including bills, notes, and bonds.

     2. Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

     3. Bank obligations, including certificates of deposit, bank notes, and bankers acceptances. Investments in these securities are limited to banks whose long-term debt is rated "A" or higher by Moody's and Standard & Poor's and short-term obligations are rated "P1" by Moody's and "A1" or higher by Standard & Poor's.

     4. Corporate obligations, including intermediate-term notes rated "A" or higher by Moody's and Standard & Poor's and commercial paper rated "P1" or higher by Moody's and "A1" or higher by Standard & Poor's.

     5. Repurchase agreements collateralized at a minimum of 102% with U.S. Treasury securities or other securities rated "AAA" or equivalent that would be permitted by this policy.

     6. Money market funds over $1 billion in assets, with a historically constant dollar net asset value, consisting of acceptable securities as stated above are appropriate for investing, as long as the fund's manager has been in business over five years, has name recognition, and has performance that is easily tracked.

     7. U.S. and dollar-denominated international corporate debt of all types is acceptable as long as the issuer meets credit rating and marketability guidelines.

     8. Derivative instruments are ineligible as investments. This would cover all investments where the value is based on an underlying variable causing the coupon and/or the maturity value to be unknown for the life of the security.

                             SCHEDULE OF EXCEPTIONS


IV.  Maturities

     The maximum maturity of individual securities in the portfolio may not exceed twenty-four (24) months.

     The average maturity of the portfolio may not exceed twelve (12) months.

     For securities which have put dates or reset dates, the put date or reset date will be used, instead of the final maturity date, for maturity guideline purposes.

V.   Concentration Limits/Restrictions

     There is no limit to the percentage of the portfolio which may be maintained in securities issued by the U.S. Treasury or by its agencies and instrumentalities.

     No one issuer or group of issuers from the same holding company is to exceed 15% of the portfolio at time of purchase, with the exception of Government securities.

     No investment will be permitted in common stocks, preferred stocks, options (put or calls), commodities, foreign securities, futures or mutual funds whose underlying securities are ineligible investments according to this investment policy.

VI.  Credit Quality

     Trends for a given company or industry must be reviewed periodically by the investment officer and adjustments in percentage positions made accordingly. Should any investment held in Aspect Medical Systems' portfolio fall short of prescribed guidelines, immediate notification must be made to the individual appointed by the Board to oversee fiduciary control.

                            SCHEDULE OF EXCEPTIONS

VII.      Marketability

          All securities are to be purchased through investment banking and brokerage firms of high quality and reputation, with a history of making markets for the securities in which we invest. In the unlikely event that securities must be sold before their maturity, the securities must be easily remarketed. To accomplish this, the securities must be conventional "products" with strong name recognition.

VIII.     Trading Guidelines

          Normal investing practice is to reinvest the funds on the day a security matures, to minimize lost interest. A daily transaction log is to be maintained and available for review at any time. All trading firms must generate a hard copy document for each transaction which is mailed to us on a timely basis, and then matched to the transaction log. Quarterly summaries of our investment holdings and cash usage are to be made available for Board review.

IX.       Safekeeping

          Assets are to be held in a segregated bank custody account with separate fiduciary account documents executed by the bank. Assets shall not be held by any investment manager or securities dealer.


X.        Fiduciary Discretion

          The Chief Financial Officer or other individual appointed by the Board and his/her authorized employees are responsible for securing and managing investments and cash for operations. These individuals have full discretion to invest any excess capital subject to strict adherence to these guidelines. These guidelines are to be reviewed periodically with the Chief Financial Officer or Chief Executive Officer and revisions made consistent with objectives set forth herein.

          Date ______________  BY ___________________________________
                                                                          Title

                               BY ___________________________________
                                                                          Title

                               BY ___________________________________
                                                                          Title

                         CORPORATE RESOLUTIONS TO BORROW

--------------------------------------------------------------------------------

BORROWER:         Aspect Medical Systems, Inc.
--------------------------------------------------------------------------------

         I, the undersigned Secretary or Assistant Secretary of Aspect Medical Systems, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

         I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Third Restated Certificate of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

         I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

          NAMES                     POSITION                 ACTUAL SIGNATURES
          -----                     --------                 -----------------
    J. Neal Armstrong    Vice President, CFO & Secretary   /s/ J. Neal Armstrong
  _____________________  _______________________________   _____________________

    Robert Solomon             Corporate Controller         /s/ Robert Solomon
  _____________________  _______________________________   _____________________

  _____________________  _______________________________   _____________________

  _____________________  _______________________________   _____________________

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         BORROW MONEY. To borrow from time to time from Imperial Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of December 10, 1999 (the "Loan Agreement").

         EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank the Loan Agreement and any other agreement entered into between Borrower and Bank in connection with the Loan Agreement, all as amended or extended from time to time (collectively, with the Loan Agreement, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

         GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Documents.

         NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         LETTERS OF CREDIT. To execute letters of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand on December 10, 1999 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED AND ATTESTED BY:

                                        X J. Neal Armstrong
                                          ____________________________
                                          J. Neal Armstrong, Secretary
--------------------------------------------------------------------------------

                                  IMPERIAL BANK
                                   MEMBER FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS


Name(s):  Aspect Medical Systems, Inc.                  Date:  December 10, 1999

   $              paid to you directly by Cashiers Check No. _______________
   $3,250,000.00  credited to deposit account No. 37001031 when Advances are requested
   $1,000,000     to be used for Hewlett Packard I./CS.

Amounts paid to others on your behalf:

   $7,500         to Imperial Bank for Loan Fee - charged to acct. No.
                  370001031 at closing.
   $              to Imperial Bank for Collateral audit (estimate)
   $              to Bank counsel fees and expenses
   $              to _______________
   $              to _______________
   $4,250,000     TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


                                          /s/ J. Neal Armstrong
 -------------------------------------   -------------------------------------
               Signature                               Signature

                         AGREEMENT TO PROVIDE INSURANCE

TO:   IMPERIAL BANK                      Date:  December 10, 1999
      9920 S. La Cienega, Ste. 636
      Inglewood, CA  90301               Borrower:  Aspect Medical Systems, Inc.

         In consideration of a loan in the amount of $6,750,000, secured by all tangible personal property including inventory and equipment.

         I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

         I/We also agree to advise the below named agent to add Imperial Bank as lender's loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

         I/We understand that the policy must contain:

         1.       Fire and extended coverage in an amount sufficient to cover:

                  (a)      The amount of the loan, OR

                  (b)      All existing encumbrances, whichever is greater,

         But not in excess of the replacement value of the improvements on the real property.

         2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

                              INSURANCE INFORMATION

Insurance Co./Agent                      Telephone No.:

Agent's Address:

            Signature of Obligor:  /s/ Robert Solomon, Controller

            Signature of Obligor:____________________________________

--------------------------------------------------------------------------------

-------------------------------------------------------------
                      FOR BANK USE ONLY

INSURANCE VERIFICATION: Date:_______________________________

Person Spoken to:___________________________________________

Policy Number:______________________________________________

Effective From:_____________ To:____________________________

Verified by: _______________________________________________

-------------------------------------------------------------

--------------------------------------------------------------------------------
IMPERIAL BANK
  CALIFORNIA'S BUSINESS BANKS             AUTOMATIC DEBIT AUTHORIZATION
    MEMBER FDIC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To:  IMPERIAL BANK

Re:  LOAN # 73700008 (New)

You are hereby authorized and instructed to charge account No. 37001031 in the name of Aspect Medical Systems, Inc.
--------------------------------------------------------------------------------
for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

     ____ Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

     ____ Debit each principal payment is at becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Borrower Signature                             Date
----------------------------------------------------- --------------------------
/s/  Robert Solomon                                     12-13-99
----------------------------------------------------- --------------------------

--------------------------------------------------------------------------------

[IMPERIAL BANK LOGO]

                                                     IMPERIAL BANK/BOSTON OFFICE
Phone:   (800) 413-4624                              CLIENT AUTHORIZATION
Fax      (617) 956-0557
--------------------------------------------------------------------------------

GENERAL AUTHORIZATION
I hereby authorize Imperial Bank to use my company name, logo, and information relating to our banking relationship in its marketing and advertising campaigns which is intended for Imperial Bank's customers, prospects and shareholders.

Imperial Bank will forward any advertising or article including client for prior review and approval.

/s/ J. Neal Armstrong
-------------------------------------------------------------------
Signature

J. Neal Armstrong                   Vice President & CFO
-------------------------------------------------------------------
Printed Name                        Title

Aspect Medical Systems, Inc.
-------------------------------------------------------------------
Company

2 Vision Drive
-------------------------------------------------------------------
Mailing Address

Natick, MA 01760
-------------------------------------------------------------------
City, State, Zip Code

508-653-0603
-------------------------------------------------------------------
Phone Number

508-653-6788
-------------------------------------------------------------------
Fax Number

narmstrong@aspectms.com
-------------------------------------------------------------------
E-Mail

December 10, 1999
-------------------------------------------------------------------
Date

                             YEAR 2000 QUESTIONNAIRE
                         FOR CUSTOMERS OF IMPERIAL BANK

Customer Name: Aspect Medical Systems, Inc.          Date: December 10, 1999

Relationship Manager: Karen Dunn

Please complete the questionnaire based on responses from the customer. If necessary, comment in the space provided or attach additional information to this form. Any "NO" responses require appropriate follow-up with the customer on a periodic basis. Please retain a copy of this form in the credit file.

--------------------------------------------------------------------------------
                                                               YES    NO    N/A
--- -------------------------------------------------------- ------ ----- ------
 1.  Has the company developed a comprehensive plan for
     Year 2000 compliance?                                     X
--- -------------------------------------------------------- ------ ----- ------
 2.  Is someone in the company specifically responsible for
     managing the Year 2000 plan: Name: Phone:                 X
--- -------------------------------------------------------- ------ ----- ------
 3.  Has senior management and the Board of Directors
     reviewed and approved the plan?                           X
--- -------------------------------------------------------- ------ ----- ------
 4.  Has the company completely inventoried its software,
     hardware and telecommunications?                          X
--- -------------------------------------------------------- ------ ----- ------
 5.  Has the company identified all equipment with
     date-sensitive operating controls such as elevators,
     HVAC, security systems, manufacturing equipment, etc.?    X
--- -------------------------------------------------------- ------ ----- ------
 6.  Has the company verified that vendor-supplied systems
     will be Year 2000 compliant?                              X
--- -------------------------------------------------------- ------ ----- ------
 7.  Has the company verified Year 2000 compliance of
     outside data-processing companies and established a
     testing time frame?                                       X
--- -------------------------------------------------------- ------ ----- ------
 8.  Has the company budgeted sufficient resources (both
     financial and personnel) to accomplish its Year 2000
     mission?                                                  X
--- -------------------------------------------------------- ------ ----- ------
 9.  Has the plan been reviewed by the company's external
     auditors?                                                 x
--- -------------------------------------------------------- ------ ----- ------
 10. Does the company's plan call for remediation and
     preliminary testing of critical systems to be largely
     completed by 12/31/99?                                    X
--- -------------------------------------------------------- ------ ----- ------
 11. Will the company have contingency plans for mission
     critical systems in place by 12/31/99?                    X
--- -------------------------------------------------------- ------ ----- ------
 12. Does the company have any ongoing or long-term
     contracts that could subject it to liability if it
     failed to perform as a result of Year 2000 compliance
     failure?                                                         X
--- -------------------------------------------------------- ------ ----- ------
 13. Has the company discussed potential legal
     ramifications or expenses with its attorney?              X
--- -------------------------------------------------------- ------ ----- ------
 14. Has the company discussed potential losses from Year
     2000 problems with insurers to determine coverage of
     any losses?                                               X
--------------------------------------------------------------------------------

Comments:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DEBTOR:           ASPECT MEDICAL SYSTEMS, INC.
SECURED PARTY:    IMPERIAL BANK

                                    EXHIBIT A

         All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

                  (i) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

                  (ii) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

                  (iii) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

                  (iv) all guarantees and other security therefor;

                  (v) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

                  (vi) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

                  (vii) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

         Notwithstanding the foregoing, "Collateral" shall not include (i) Contracts and rights thereunder transferred to Americorp Financial, Inc., (ii) Borrower's equipment and other related general intangibles to the extent that the same are subject to a lease or financing arrangement permitted under the Loan and Security Agreement between Bank and Borrower dated as of December 10, 1999, which financing arrangement includes a valid and enforceable prohibition on further encumbrances ("Excluded Equipment") and (iii) additions, attachments, accessories and accessions to, substitutions, replacements and exchanges for, and proceeds of the Excluded Equipment.

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement is entered into as of December 10, 1999 by and between IMPERIAL BANK ("Bank") and ASPECT MEDICAL SYSTEMS, INC., a Delaware corporation ("Grantor").

                                    RECITALS

         A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement).

         B. Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

         C. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement and all other agreements now existing or hereafter arising between Grantor and Bank, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

         To secure its obligations under the Loan Agreement and under any other agreement now existing or hereafter arising between Bank and Grantor, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

         This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

         Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights in connection to which Grantor has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

         IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.



                                        GRANTOR:

Address of Grantor:                     ASPECT MEDICAL SYSTEMS, INC.

2 Vision Drive
Natick, MA  01760-2059                  By:   /s/ J. Neal Armstrong
                                            ___________________________________

                                        Title:   VP & CFO
                                               ________________________________
Attn:  Neal Armstrong


                                        BANK:

                                        IMPERIAL BANK
Address of Bank:

226 Airport Parkway                     By:  /s/ Karen Dunn
San Jose, CA 95110-1024                     ___________________________________

                                        Title:   Vice President
                                               ________________________________
Attn:  Corporate Banking Center

                                    EXHIBIT A

                                   Copyrights


                                                Registration     Registration
Description                                        Number            Date
-----------                                        ------            ----

                                    EXHIBIT B

                                     Patents


                                                   Registration/   Registration/
                                                    Application     Application
Description                                            Number          Date
-----------                                            ------          ----

Electrode connector system                           5,813,404       09/29/98
Method and system for the extraction of cardiac      5,792,069       08/11/98
artifacts from eeg signals
Cerebral biopotential analysis system and method     5,458,117       10/17/95
Monitor and method for acquiring and processing      5,381,804       01/17/95
electrical signals relating to bodily functions
Monitor and method for acquiring and processing      5,368,041       11/29/94
electrical signals relating to bodily functions
Cerebral biopotential analysis system and method     5,320,109       06/14/94
Disposable, pre-gelled, self-prepping electrode      5,305,746       04/26/94
                                                     08/320,191      10/07/94
                                                     08/730,638      10/11/96
                                                     09/016,104      01/30/98
Cerebral biopotential analysis system and method     4,907,597       03/13/90
Cardiac  biopotential analysis system and method     4,924,875       05/15/90
Cerebral biopotential analysis system and method     5,010,891       04/30/91
Cardiac  biopotential analysis system and method     5,020,540       06/04/91
Electrode for measuring Electrophysiological         09/100,290      06/19/98
signals using liquid electrolytic gel with
a high salt concentration
System and method for facilitating clinical          09/135,931      08/18/98
decision making
Electrode connector system                           09/162,025      09/28/98
A smart electrophysiological sensor system with 09/328/945 06/09/99 automatic authentication and validation

                      ASPECT MEDICAL SYSTEMS, INC. PATENTS



PATENT               ISSUE          COUNTRY               TITLE
NUMBER               DATE
653318              03/13/90       AUSTRALIA              CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

638708              03/13/90       AUSTRALIA              CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

678176              09/23/93       AUSTRALIA              DISPOSABLE, PRE-GELLED, SELF-PREPPING  ELECTRODE

0468999             03/13/90       AUSTRIA                CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0489010             03/13/90       AUSTRIA                CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0610365             10/23/92       AUSTRIA                CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0898234             09/24/98       AUSTRIA                METHOD AND SYSTEM FOR GENERATING A DIAGNOSTIC INDEX

0468999             03/13/90       BELGIUM                CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0489010             3/13/90        BELGIUM                CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0610365             10/23/92       BELGIUM                CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0898234             09/24/98       BELGIUM                METHOD AND SYSTEM FOR GENERATING A DIAGNOSTIC INDEX

2064791             03/13/90       CANADA                 CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0468999             03/13/90       FRANCE                 CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0489010             03/13/90       FRANCE                 CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0610365             10/23/92       FRANCE                 CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0898234             09/24/98       FRANCE                 METHOD AND SYSTEM FOR GENERATING A DIAGNOSTIC INDEX

DE 69031118         03/13/90       GERMANY                CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD
(0468999)

PATENT               ISSUE          COUNTRY               TITLE
NUMBER               DATE

DE 69032771         03/13/90       GERMANY                CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD
(0489010)

DE_________         10/23/92       GERMANY                CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD
(0610365)

0898234             09/24/98       GERMANY                METHOD AND SYSTEM FOR GENERATING A DIAGNOSTIC INDEX

0468999             03/13/90       GREAT BRITAIN          CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0489010             03/13/90       GREAT BRITAIN          CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0610365             10/23/92       GREAT BRITAIN          CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0898234             09/24/98       GREAT BRITAIN          METHOD AND SYSTEM FOR GENERATING A DIAGNOSTIC INDEX

0468999             03/13/90       SWITZERLAND            CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0489010             3/13/90        SWITZERLAND            CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0610365             10/23/92       SWITZERLAND            CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

0898234             09/24/98       SWITZERLAND            METHOD AND SYSTEM FOR GENERATING A DIAGNOSTIC INDEX

4907597+            03/13/90       UNITED STATES          CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

4924875+            05/15/90       UNITED STATES          CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

5010891+            04/30/91       UNITED STATES          CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

5020540+            06/04/91       UNITED STATES          CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

5320109             06/14/94       UNITED STATES          CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

5381804             01/17/95       UNITED STATES          MONITOR AND METHOD FOR ACQUIRING AND PROCESSING
                                                          ELECTRICAL SIGNALS RELATING TO BODILY FUNCTIONS


PATENT               ISSUE          COUNTRY               TITLE
NUMBER               DATE
5305746             04/26/94       UNITED STATES          DISPOSABLE, PRE-GELLED, SELF-PREPPING  ELECTRODE

5368041*            11/29/94       UNITED STATES          MONITOR AND METHOD FOR ACQUIRING AND PROCESSING
                                                          ELECTRICAL SIGNALS RELATING TO BODILY FUNCTIONS

5458117             10/17/95       UNITED STATES          CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

5792069             08/11/98       UNITED STATES          METHOD AND SYSTEM FOR THE EXTRACTION OF CARDIAC
                                                          ARTIFACTS FROM EEG SIGNALS

5813404             09/29/98       UNITED STATES          ELECTRODE CONNECTOR SYSTEM



-------------------------------------

+ Vikas Saini has alleged that he should be listed as an inventor on one or more of these patents. The Company is currently investigating these allegations.

*    Licensed to Aspect Medical Systems, Inc. from Siemens Medical Systems, Inc.

                ASPECT MEDICAL SYSTEMS, INC. PATENT APPLICATIONS

SERIAL              FILING         COUNTRY                TITLE
NUMBER               DATE
75171/96           10/18/96        AUSTRALIA              ELECTRODE CONNECTOR SYSTEM

49082/97           10/10/97        AUSTRALIA              ELECTRODE ARRAY SYSTEM FOR MEASURING
                                                          ELECTROPHYSIOLOGICAL SIGNALS

56150/98           12/19/97        AUSTRALIA              SYSTEM FOR THE EXTRACTION OF CARDIAC ARTIFACTS FROM EEG
                                                          SIGNALS

 ________          01/25/99        AUSTRALIA              SYSTEM AND METHOD FOR ENHANCING AND SEPARATING
                                                          BIOPOTENTIAL SIGNALS

2123807            09/23/93        CANADA                 DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE

2122032            10/23/92        CANADA                 CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

2146979            10/13/93        CANADA                 MONITOR AND METHOD FOR ACQUIRING AND PROCESSING
                                                          ELECTRICAL SIGNALS RELATING TO BODILY FUNCTIONS

2051683            03/13/90        CANADA                 CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

2191594            06/08/95        CANADA                 CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

2235317            10/18/96        CANADA                 ELECTRODE CONNECTOR SYSTEM

2268483            10/10/97        CANADA                 ELECTRODE ARRAY SYSTEM FOR MEASURING
                                                          ELECTROPHYSIOLOGICAL SIGNALS

2275901            12/19/97        CANADA                 SYSTEM FOR THE EXTRACTION OF CARDIAC ARTIFACTS FROM EEG
                                                          SIGNALS

2285354            01/25/99        CANADA                 SYSTEM AND METHOD FOR ENHANCING AND SEPARATING
                                                          BIOPOTENTIAL SIGNALS

92922952.4         10/23/92        EPO                    CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

93921721.2         09/23/93        EPO                    DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE

93923860.6         10/13/93        EPO                    MONITOR AND METHOD FOR ACQUIRING AND PROCESSING
                                                          ELECTRICAL SIGNALS RELATING TO BODILY FUNCTIONS

SERIAL              FILING         COUNTRY                TITLE
NUMBER               DATE
95922265.4         06/08/95        EPO                    CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

96110142.5         10/13/93        EPO                    MONITOR AND METHOD FOR ACQUIRING AND PROCESSING
                                                          ELECTRICAL SIGNALS RELATING TO BODILY FUNCTIONS

96937692.0         10/18/96        EPO                    ELECTRODE CONNECTOR SYSTEM

97911789.2         10/10/97        EPO                    ELECTRODE ARRAY SYSTEM FOR MEASURING
                                                          ELECTROPHYSIOLOGICAL SIGNALS

97952570.6         12/19/97        EPO                    SYSTEM FOR THE EXTRACTION OF CARDIAC ARTIFACTS FROM EEG
                                                          SIGNALS

99903375.6         01/25/99        EPO                    SYSTEM AND METHOD FOR ENHANCING AND SEPARATING
                                                          BIOPOTENTIAL SIGNALS

06-509165          09/23/93        JAPAN                  DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE

8-501313           06/08/95        JAPAN                  CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

02-504848          03/13/90        JAPAN                  CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

05-507930          10/23/92        JAPAN                  CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

02-505692          03/13/90        JAPAN                  CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

09-515970          10/18/96        JAPAN                  ELECTRODE CONNECTOR SYSTEM

10-518626          10/10/97        JAPAN                  ELECTRODE ARRAY SYSTEM FOR MEASURING
                                                          ELECTROPHYSIOLOGICAL SIGNALS

10-529004          12/19/97        JAPAN                  SYSTEM FOR THE EXTRACTION OF CARDIAC ARTIFACTS FROM EEG
                                                          SIGNALS

 _________         01/25/99        JAPAN                  SYSTEM AND METHOD FOR ENHANCING AND SEPARATING
                                                          BIOPOTENTIAL SIGNALS

US92/09074         10/23/92        PCT                    CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

US90/01378         03/13/90        PCT                    CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

US90/01385         03/13/90        PCT                    CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

SERIAL              FILING         COUNTRY                TITLE
NUMBER               DATE
US93/09029         09/23/93        PCT                    DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE

US93/09763         10/13/93        PCT                    MONITOR AND METHOD FOR ACQUIRING AND PROCESSING
                                                          ELECTRICAL SIGNALS RELATING TO BODILY FUNCTIONS

US95/07310         06/08/95        PCT                    CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD

US96/16596         10/18/96        PCT                    ELECTRODE CONNECTOR SYSTEM

US97/18833         10/10/97        PCT                    ELECTRODE ARRAY SYSTEM FOR MEASURING
                                                          ELECTROPHYSIOLOGICAL SIGNALS

US97/23624         12/19/97        PCT                    SYSTEM FOR THE EXTRACTION OF CARDIAC ARTIFACTS FROM EEG
                                                          SIGNALS

US99/01544         01/25/99        PCT                    SYSTEM AND METHOD FOR ENHANCING AND SEPARATING
                                                          BIOPOTENTIAL SIGNALS

US99/13849         06/18/99        PCT                    ELECTRODE FOR MEASURING ELECTRO-PHYSIOLOGICAL SIGNALS
                                                          USING LIQUID ELECTROLYTIC GEL WITH A HIGH SALT
                                                          CONCENTRATION

US99/17688         08/04/99        PCT                    SYSTEM AND METHOD FOR FACILITATING CLINICAL DECISION
                                                          MAKING

08/730638          10/11/96        UNITED STATES          ELECTRODE ARRAY SYSTEM FOR MEASURING
                                                          ELECTROPHYSIOLOGICAL SIGNALS

09/100290          06/19/98        UNITED STATES          ELECTRODE FOR MEASURING ELECTROPHYSIOLOGICAL SIGNALS
                                                          USING LIQUID ELECTROLYTIC GEL WITH A HIGH SALT
                                                          CONCENTRATION

09/016104          01/30/98        UNITED STATES          SYSTEM AND METHOD FOR ENHANCING AND SEPARATING
                                                          BIOPOTENTIAL SIGNALS

09/135931          08/18/98        UNITED STATES          SYSTEM AND METHOD FOR FACILITATING CLINICAL DECISION
                                                          MAKING

09/162025          09/28/98        UNITED STATES          ELECTRODE CONNECTOR SYSTEM

09/328945          06/09/99        UNITED STATES          A SMART ELECTROPHYSIOLOGICAL SENSOR SYSTEM WITH
                                                          AUTOMATIC AUTHENTICATION AND VALIDATION


                                    EXHIBIT C

                                   Trademarks


                         Registration/Application       Registration/Application
     Description                  Number                          Date
     -----------                  ------                          ----

BIS                      2,229,390                      03/02/99
BIS                      2,226,559                      02/23/99
BIS                      2,226,557                      02/23/99
BIS                      2,229,392                      03/02/99
Bispectral Index         2,226,558                      02/23/99
Bispectral Index         2,229,389                      03/02/99
Aspect                   1,932,423                      11/07/95
Zipprep                  2,032,419                      01/21/97
Bis Plus (and Design)    75/712,953                     05/24/99

                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.

                               AS OF NOVEMBER 1999




                    MARK                       SERIAL NO.             FILING DATE               COUNTRY
                    ----                       ----------             -----------               -------
      BIS                                        841586                 04/08/97                Canada

      BIS                                      970077905                07/28/97                 China

      BIS                                        754929                 04/10/97                 India

      BIS                                        754928                 04/10/97                 India

      BIS                                       9-104830                04/08/97                 Japan

      BIS                                        291654                 04/08/97                Mexico

      BIS and design                             841588                 04/08/97                Canada

      BIS and design                           970077907                07/28/97                 China

      BIS and design                             504332                 04/08/97          European Community

      BIS and design                             754931                 04/10/97                 India

      BIS and design                             754930                 04/10/97                 India

      BIS and design                            9-104831                04/08/97                 Japan

      BIS PLUS logo                                                     10/22/99          European Community

      BIS PLUS logo                                                     11/02/99                 Japan

      BIS PLUS logo                            75/712953                05/24/99             United States

      BISPECTRAL INDEX                           791834                 04/21/99               Australia

      BISPECTRAL INDEX                           841587                 04/08/97                Canada

      BISPECTRAL INDEX                           754932                 04/10/97                 India

      BISPECTRAL INDEX                           754933                 04/10/97                 India

      ZIPPREP                                    633985                 07/15/94                 India

                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.

                               AS OF NOVEMBER 1999


                MARK                     REGIS. NO.                   REGIS. DATE              COUNTRY
                ----                     ----------                   -----------              -------

      ASPECT *                             1932423                      11/07/95             United States

      BIS                                   731547                      04/08/97               Australia

      BIS                                  1237474                      01/07/99                 China

      BIS                                   504340                      10/29/98          European Community

      BIS                                   559963                      09/30/97                Mexico

      BIS                                   428/51                      03/08/98             Saudi Arabia

      BIS                                   428/52                      03/08/98             Saudi Arabia

      BIS                                  2229390                      03/02/99             United States

      BIS                                  2226559                      02/23/99             United States

      BIS and design                        731546                      10/08/96               Australia

      BIS and design                       1237475                      01/07/99                 China

      BIS and design                        556233                      08/27/97                Mexico

      BIS and design                        558374                      09/22/97                Mexico

      BIS and design                        428/53                      04/09/97             Saudi Arabia

      BIS and design                        428/54                      04/09/97             Saudi Arabia

      BIS and design                       2229392                      03/02/99             United States

      BIS and design                       2226557                      02/23/99             United States

      BISPECTRAL INDEX                     1229054                      12/7/98                  China

      BISPECTRAL INDEX                     1219345                      10/28/98                 China

      BISPECTRAL INDEX                      504233                      04/08/97          European Community

--------

* Trademark owned by Aspect Electronics, Inc. and licensed to Aspect Medical Systems.

                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.

                              as of November 1999

                MARK                     REGIS. NO.                   REGIS. DATE              COUNTRY
                ----                     ----------                   -----------              -------
      BISPECTRAL INDEX                     4181898                      04/28/98                 Japan

      BISPECTRAL INDEX                      599964                      09/30/97                Mexico

      BISPECTRAL INDEX                      599965                      09/30/97                Mexico

      BISPECTRAL INDEX                      428/50                      03/08/98             Saudi Arabia

      BISPECTRAL INDEX                     2226558                      02/23/99             United States

      BISPECTRAL INDEX                     2229389                      03/02/99             United States

      ZIPPREP                              A633957                      07/04/94               Australia

      ZIPPREP                               555286                      06/22/94                Benelux

      ZIPPREP                             818036346                     09/10/96                Brazil

      ZIPPREP                               505106                      12/4/98                 Canada

      ZIPPREP                               872161                      09/21/96                 China

      ZIPPREP                               297853                      12/3/98           European Community

      ZIPPREP                              94525823                     06/22/94                France

      ZIPPREP                              2095913                      05/09/95                Germany

      ZIPPREP                              3310703                      05/23/97                 Japan

      ZIPPREP                               501063                      06/29/94                Mexico

      ZIPPREP                               332/43                      02/20/95             Saudi Arabia

      ZIPPREP                              1912152                      07/05/95                 Spain

      ZIPPREP                               265621                      03/31/95                Sweden

      ZIPPREP                              1575989                      06/21/94            United Kingdom

                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.

                              as of November 1999


                MARK                     REGIS. NO.                   REGIS. DATE              COUNTRY
                ----                     ----------                   -----------              -------
      ZIPPREP                              2032419                      01/21/97             United States


                Copyrights owned by Aspect Medical Systems, Inc.
                               as of November 1999


                     TITLE                         REGISTRATION NUMBER                REGISTRATION DATE
                     -----                         -------------------                -----------------

BIS MONTAGE                                                                             submitted on
                                                                                          05/36/99

BIS RANGE GUIDELINES                                  TX 4-900-007                        12/04/98

BIS RANGE GUIDELINES AND USING BIS booklet                                              submitted on
                                                                                          09/08/99

                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.

                               AS OF NOVEMBER 1999

        MARK              SERIAL            FILING DATE          COUNTRY                GOODS                       STATUS
        ----                NO.            -----------          -------                -----                       ------
                         -------
BIS                       841586             04/08/97            Canada        Corresponds to United     Response to Office Action
                                                                               States registrations      due 12/29/99
                                                                               2229390 and 2226559

BIS                      970077905           07/28/97             China        Corresponds to United     Pending
                                                                               States registration
                                                                               2229390

BIS                       754929             04/10/97             India        Corresponds to United     First official report from
                                                                               States registration       Indian Trademark Office
                                                                               2226559                   expected 04/2002

BIS                       754928             04/10/97             India        Corresponds to United     First official report from
                                                                               States registration       Indian Trademark Office
                                                                               2229390                   expected 04/2002

BIS                      9-104830            04/08/97             Japan        Corresponds to United     Pending
                                                                               States registrations
                                                                               2229390 and 2226559

BIS                       291654             04/08/97            Mexico        Corresponds to United     Pending
                                                                               States registration
                                                                               2229390

BIS and design            841588             04/08/97            Canada        Corresponds to United     Response to Office Action
                                                                               States registrations      due 12/29/99
                                                                               2226557 and 2229392

BIS and design           970077907           07/28/97             China        Corresponds to United     Pending
                                                                               States registration
                                                                               2226557

BIS and design            504332             04/08/97           European       Corresponds to United     Approved for Registration
                                                                Community      States registrations
                                                                               2226557 and 2229392

BIS and design            754931             04/10/97             India        Corresponds to United     First official report from
                                                                               States registration       Indian Trademark Office
                                                                               2226557                   expected 04/2002

                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.
                              as of November 1999

        MARK              SERIAL            FILING DATE          COUNTRY                GOODS                       STATUS
        ----               NO.              -----------          -------                -----                       ------
                          ------


BIS and design            754930             04/10/97             India        Corresponds to United     First official report from
                                                                               States registration       Indian Trademark Office
                                                                               2229392                   expected 04/2002

BIS and design           9-104831            04/08/97             Japan        Corresponds to United     Pending
                                                                               States registrations
                                                                               2226557 and 2229392

BIS PLUS logo                                10/22/99           European       Corresponds to United     Pending
                                                                Community      States application
                                                                               75/712953

BIS PLUS logo                                11/02/99             Japan        Corresponds to United     Pending
                                                                               States application
                                                                               75/712953

BIS PLUS logo            75/712953           05/24/99         United States    Print material in the     Newly filed application
                                                                               field of anesthesia
                                                                               technology

BISPECTRAL INDEX          791834             04/21/99           Australia      computer programs for     Pending
                                                                               use in monitoring and
                                                                               processing
                                                                               electroencephalograph
                                                                               signals

BISPECTRAL INDEX          841587             04/08/97            Canada        Corresponds to United     Response to Office Action
                                                                               States registrations      due 01/10/2000
                                                                               2226558 and 2229389

BISPECTRAL INDEX          754932             04/10/97             India        Corresponds to United     First official report from
                                                                               States registration       Indian Trademark Office
                                                                               2226558                   expected 04/2002

BISPECTRAL INDEX          754933             04/10/97             India        Corresponds to United     First official report from
                                                                               States registration       Indian Trademark Office
                                                                               2229389                   expected 04/2002

ZIPPREP                   633985             07/15/94             India        Corresponds to United     First official report from
                                                                               States registration       Indian Trademark Office
                                                                               2032419                   expected 01/2000



                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.

                               AS OF NOVEMBER 1999




        MARK              REGIS.            REGIS. DATE          COUNTRY                GOODS               STATUS
        ----               NO.              -----------          -------                -----               ------
                          ------


ASPECT *                 1932423             11/07/95          United States     Electroencephalograph       Section 8
                                                                                 analysis instrument;        Affidavit due
                                                                                 namely a cerebral           11/07/2001
                                                                                 phenomena detector and
                                                                                 diagnostic index
                                                                                 generator used for a
                                                                                 quantifying cerebral
                                                                                 phenomena; electrodes for
                                                                                 electroencephalograph

BIS                       731547             04/08/97            Australia       Corresponds to United       Renewal due
                                                                                 States registrations        04/08/2007
                                                                                 2229390 and 2226559

BIS                      1237474             01/07/99              China         Corresponds to United       Renewal due
                                                                                 States registration         01/06/2009
                                                                                 2226559

BIS                       504340             10/29/98       European Community   Corresponds to United       Renewal due
                                                                                 States registrations        04/08/2007
                                                                                 2229390 and 2226559

BIS                       559963             09/30/97             Mexico         Corresponds to United       Renewal due
                                                                                 States registration         09/30/2007
                                                                                 2226559

BIS                       428/51             03/08/98          Saudi Arabia      Corresponds to United       Renewal due
                                                                                 States registration         11/18/2007
                                                                                 2226559

BIS                       428/52             03/08/98          Saudi Arabia      Corresponds to United       Renewal due
                                                                                 States registration         11/18/2007
                                                                                 2229390

BIS                      2229390             03/02/99          United States     Computer programs for use   Section 8
                                                                                 in monitoring and           Affidavit due
                                                                                 processing                  03/02/2005
                                                                                 electroencephalograph
                                                                                 signals


--------

* Trademark owned by Aspect Electronics, Inc. and licensed to Aspect Medical Systems.

                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.
                              as of November 1999


        MARK              REGIS.            REGIS. DATE          COUNTRY                GOODS                  STATUS
        ----               NO.              -----------          -------                -----                  ------
                          ------


BIS                      2226559             02/23/99          United States     Electroencephalograph       Section 8
                                                                                 monitors and sensors        Affidavit due
                                                                                                             02/23/2005

BIS and design            731546             10/08/96            Australia       Corresponds to United       Renewal due
                                                                                 States registrations        04/08/2007
                                                                                 2226557 and 2229392

BIS and design           1237475             01/07/99              China         Corresponds to United       Renewal due
                                                                                 States registration         01/06/2009
                                                                                 2229392

BIS and design            556233             08/27/97             Mexico         Corresponds to United       Renewal due
                                                                                 States registration         08/27/2007
                                                                                 2226557

BIS and design            558374             09/22/97             Mexico         Corresponds to United       Renewal due
                                                                                 States registration         09/22/2007
                                                                                 2229392

BIS and design            428/53             04/09/97          Saudi Arabia      Corresponds to United       Renewal due
                                                                                 States registration         11/18/2008
                                                                                 2226557

BIS and design            428/54             04/09/97          Saudi Arabia      Corresponds to United       Renewal due
                                                                                 States registration         11/18/2007
                                                                                 2226557

BIS and design           2229392             03/02/99          United States     Electroencephalograph       Section 8
                                                                                 monitors and sensors        Affidavit due
                                                                                                             03/02/2005

BIS and design           2226557             02/23/99          United States     Computer programs for use   Section 8
                                                                                 in monitoring and           Affidavit due
                                                                                 processing                  02/23/2005
                                                                                 electroencephalograph
                                                                                 signals

        MARK              SERIAL            FILING DATE          COUNTRY                GOODS                   STATUS
        ----               NO.              -----------          -------                -----                   ------
                          ------


BISPECTRAL INDEX         1229054             12/7/98               China         Corresponds to United       Renewal due
                                                                                 States registration         12/06/2008
                                                                                 2226558

BISPECTRAL INDEX         1219345             10/28/98              China         Corresponds to United       Renewal due
                                                                                 States registration         10/27/2008
                                                                                 2229389

BISPECTRAL INDEX          504233             04/08/97       European Community   Corresponds to United       Renewal due
                                                                                 States registrations        04/08/2007
                                                                                 2226558 and 2229389

BISPECTRAL INDEX         4181898             04/28/98              Japan         Corresponds to United       Renewal due
                                                                                 States registrations        08/28/2008
                                                                                 2226558 and 2229389

BISPECTRAL INDEX          599964             09/30/97             Mexico         Corresponds to United       Renewal due
                                                                                 States registration         09/30/2007
                                                                                 2226558

BISPECTRAL INDEX          599965             09/30/97             Mexico         Corresponds to United       Renewal due
                                                                                 States registration         09/30/2007
                                                                                 2229389

BISPECTRAL INDEX          428/50             03/08/98          Saudi Arabia      Corresponds to United       Renewal due
                                                                                 States registration         05/18/2007
                                                                                 2226558

BISPECTRAL INDEX         2226558             02/23/99          United States     Computer programs for use   Section 8
                                                                                 in monitoring and           Affidavit due
                                                                                 processing                  02/23/2005
                                                                                 electroencephalograph
                                                                                 signals

BISPECTRAL INDEX         2229389             03/02/99          United States     Electroencephalograph       Section 8
                                                                                 monitors and sensors        Affidavit due
                                                                                                             03/02/2005

                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.
                              as of November 1999

        MARK              REGIS.            REGIS. DATE          COUNTRY                GOODS                 STATUS
        ----               NO.              -----------          -------                -----                 ------
                          ------


ZIPPREP                  A633957             07/04/94            Australia       EEG and ECG electrodes      Renewal due
                                                                                 and sensors                 07/04/2001

ZIPPREP                   555286             06/22/94             Benelux        EEG and ECG electrodes      Renewal due
                                                                                 and sensors                 06/22/2004

ZIPPREP                 818036346            09/10/96             Brazil         EEG and ECG electrodes      Renewal due
                                                                                 and sensors and all other   09/10/2006
                                                                                 goods in Class 10

ZIPPREP                   505106             12/4/98              Canada         EEG electrodes              Renewal due
                                                                                                             12/04/2013

ZIPPREP                   872161             09/21/96              China         EEG and ECG electrodes      Renewal due
                                                                                 and sensors                 09/20/2006

ZIPPREP                   297853             12/3/98        European Community   Corresponds to United       Renewal due
                                                                                 States registration         6/27/2006
                                                                                 2032419

ZIPPREP                  94525823            06/22/94             France         Corresponds to United       Renewal due
                                                                                 States registration         06/21/2004
                                                                                 2032419

ZIPPREP                  2095913             05/09/95             Germany        Medical and veterinary      Renewal due
                                                                                 instruments and             07/31/2004
                                                                                 apparatus; electro
                                                                                 encephalographs and
                                                                                 electro cardiographs as
                                                                                 well as electrodes and
                                                                                 sensors for use therewith

ZIPPREP                  3310703             05/23/97              Japan         EEG and ECG electrodes      Renewal due
                                                                                 and sensors                 05/23/2007


                TRADEMARKS OWNED BY ASPECT MEDICAL SYSTEMS, INC.
                              as of November 1999

        MARK              REGIS.            REGIS. DATE          COUNTRY                GOODS                 STATUS
        ----               NO.              -----------          -------                -----                 ------
                          ------

ZIPPREP                   501063             06/29/94             Mexico         Corresponds to United       Renewal due
                                                                                 States registration         06/29/2004
                                                                                 2032419

ZIPPREP                   332/43             02/20/95          Saudi Arabia      EEG and ECG electrodes      Renewal due
                                                                                 and sensors                 03/15/2004

ZIPPREP                  1912152             07/05/95              Spain         EEG and ECG electrodes      Renewal due
                                                                                 and sensors                 07/05/2004

ZIPPREP                   265621             03/31/95             Sweden         EEG and ECG electrodes      Renewal due
                                                                                 and sensors                 03/31/2005

ZIPPREP                  1575989             06/21/94         United Kingdom     Medical apparatus and       Renewal due
                                                                                 instruments;                06/21/2001
                                                                                 electroencephalographs
                                                                                 and electrocardiographs;
                                                                                 electrodes and sensors
                                                                                 for
                                                                                 electroencephalographs
                                                                                 and electrocardiographs;
                                                                                 parts and fittings for
                                                                                 all the aforesaid goods

ZIPPREP                  2032419             01/21/97          United States     EEG electrodes              Declaration of Use
                                                                                                             due 01/21/2003


                                 TITLE                                  REGISTRATION NUMBER               REGISTRATION DATE
                                 -----                                  -------------------               -----------------
        BIS MONTAGE                                                                                          submitted on
                                                                                                               05/36/99

                Copyrights owned by Aspect Medical Systems, Inc.
                               as of November 1999






  BIS RANGE GUIDELINES                            TX 4-900-007          12/04/98

  BIS RANGE GUIDELINES AND USING BIS booklet                        submitted on
                                                                       09/08/99

                               INACTIVE TRADEMARKS

BISPECTRAL INDEX         731545        04/08/97        Australia      Corresponds to United States              Abandoned
                                                                      registrations 2226558 and 2229389

                      SECURITIES ACCOUNT CONTROL AGREEMENT

         This Securities Account Control Agreement is made as of December 14, 1999, by and among Imperial Bank ("Creditor"), Aspect Medical Systems, Inc. ("Pledgor" or "Customer"), and State Street Bank and Trust Company, a Massachusetts trust company ("Bank"). Capitalized terms used without other definition herein shall have the respective meanings assigned to such terms in Division 8 or 9, as applicable, of the Uniform Commercial Code as enacted and in effect in the Commonwealth of Massachusetts on the date hereof (the "UCC").

                                    PREAMBLE

         1. Bank has established a securities account in the name of Pledgor (the "Account"). Bank and Pledgor have entered into a Customer Agreement (as in effect on the date hereof, the "Customer Agreement") with respect to the Account, pursuant to which Bank has agreed to maintain the Account and to act as Pledgor's agent to execute transactions therein at Pledgor's direction.

         2. Pledgor has granted Creditor a security interest in the Account and the investment property held therein pursuant to that certain Loan and Security Agreement dated as of December 10, 1999 (as amended from time to time, the "Pledge Agreement") to secure certain obligations of Pledgor to Creditor under the Pledge Agreement.

         3. The parties are entering into this Agreement to provide for control by Creditor of the Account and the other Investment Property (as defined below) and to perfect the security interest of Creditor therein.

         In consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Creditor, Pledgor and Bank hereby agree as follows:

                                      TERMS

         SECTION 1. ESTABLISHMENT OF THE ACCOUNT; REPRESENTATIONS OF BANK. The Account has been established in the name of Pledgor as recited above. The Account and all investment property, securities (certificated and uncertificated), securities entitlements, and all other financial assets from time to time held therein or credited thereto, including any free credit balance, all of such property, together with any proceeds, profits and products thereof, and dividends and distributions, and all books and records relating thereto, collectively, are referred to as the "Investment Property".

         Bank hereby represents and warrants to Creditor that except for the respective claims and interests of Creditor, Pledgor and Bank in and to the Account and the other Investment Property, Bank is not aware of any claim to or interest in the Account or any other Investment Property. In particular, Bank has not agreed to honor entitlement orders relating to the Investment Property from any person or entity other than Pledgor and the Creditor.

         SECTION 2. PRIORITY OF LIEN. Pledgor hereby grants to Creditor a security interest in the Investment Property and agrees that the Account and other Investment Property constitute Collateral under the Pledge Agreement. Bank hereby acknowledges the security interest granted to Creditor by Pledgor. Except for the Bank's lien of a Securities Intermediary under the UCC (as defined therein), Bank hereby waives and releases all liens, encumbrances, claims and rights of setoff it may have against the Investment Property and agrees that it will not assert any such lien, encumbrance, claim or right against any Investment Property or any interest therein. Pledgor, however shall pay on demand all of Bank's costs and expenses relating to performance of its obligations hereunder, including expenses relating to sale or transfer of any Investment Property and legal costs in the event of a dispute with respect to the Bank's obligations hereunder, and the Bank is authorized by Pledgor and Creditor to set off against amounts in the Account for payment of such costs and expenses prior to remitting amounts in the Account to Creditor. Bank will not agree with any third party to comply with entitlement orders concerning the Account or any other Investment Property originated by such third party without the prior written consent of Creditor and Pledgor.

         CONTROL. Bank will comply with entitlement orders originated by Creditor concerning the Account without any further consent by Pledgor. In furtherance and not in limitation of the foregoing, Bank shall execute transactions in the Investment Property at the direction of Pledgor, or its authorized representatives and agents, including, without limitation, any entitlement orders withdrawing financial assets from the Account or directing delivery of Investment Property or other assets to the Pledgor, unless and until Bank receives from Creditor a written Notice of Exclusive Control in substantially the form of EXHIBIT A hereto (a "Notice of Exclusive Control"), which Creditor shall only give if an Event of Default (as defined in the Pledge Agreement) has occurred and is continuing under the Pledge Agreement. Upon receipt of a Notice of Exclusive Control, Bank will immediately cease complying with entitlement orders or other directions concerning the Investment Property originated by Pledgor or its representatives or agents, and shall comply only with the directions of Bank.

         BANK. Notwithstanding anything to the contrary in this Agreement, the Pledgor and Creditor acknowledge and agree that Bank shall not be held responsible for any market decline in the value of the Investment Property or to notify Pledgor or Creditor of any such decline in the market value of the Investment Property or to take any action with regard to such Investment Property except upon the specific written direction stated herein. Further, the Bank shall have no liability for any Investment Property that is delivered out of the Account and is not replaced, or if such Investment Property matures and is not replaced.

         SECTION 3. [Intentionally omitted.]

         SECTION 4. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. After receipt of a Notice of Exclusive Control, Bank will send copies of all statements, confirmations and other correspondence concerning the Account and the other Investment Property simultaneously to Pledgor and Creditor at their respective addresses set forth in Paragraph 16 of this Agreement. If the Bank is aware of any person asserting any lien, encumbrance or adverse claim against the Account or in any financial asset carried therein, Bank will promptly notify Creditor and Pledgor thereof.

         SECTION 5. RESPONSIBILITY OF BANK. Except for losses, liabilities or damages caused by Bank's gross negligence or willful misconduct, Bank shall have no responsibility or liability to Creditor for executing transactions in the Investment Property at the direction of Pledgor, or Pledgor's authorized representatives, or complying with entitlement orders concerning the Investment Property from Pledgor or its authorized representatives, which are received by Bank before Bank receives a Notice of Exclusive Control. Bank shall have no responsibility or liability to Pledgor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Investment Property originated by Creditor. Bank may rely on a Notice of Exclusive Control purportedly signed by Creditor and shall have no duty to investigate or make any determination as to the validity, genuineness or propriety thereof, or the facts giving rise thereto. This Agreement does not create or impose any obligation or duty upon Bank other than those expressly set forth herein. Pledgor hereby agrees to indemnify and hold Bank harmless from all liabilities, obligations, losses or claims which may be asserted against Bank arising out of this Agreement or performance of Bank's duties hereunder other than as the same may relate to Bank's gross negligence or willful misconduct. This indemnification shall survive termination of this Agreement and Creditor's interest in the Account.

         SECTION 6. TAX REPORTING. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

         SECTION 7. TERMINATION. The rights and powers granted herein to Creditor have been granted in order to perfect its security interest in the Investment Property, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor nor by the lapse of time. Bank acknowledges that Pledgor shall have no right to terminate the Account without the prior written consent of Creditor.

         SECTION 8. WAIVER AND INDEMNIFICATION. Creditor shall not be liable to Pledgor or Bank for any acts or omissions of Creditor in connection with this Agreement and the Customer Agreement, including without limitation, the delivery of entitlement orders and all other transactions regarding the Investment Property, except for Creditor's gross negligence or willful misconduct. Other than losses caused by the Creditor's gross negligence or willful misconduct, Pledgor shall indemnify, defend and hold harmless Creditor, and its respective agents, representatives, successors and assigns, from and against any and all claims, judgments, damage, demands, losses, expenses, costs or liability arising in connection with this Agreement and the Customer Agreement, and from any breach or default by

Pledgor in the performance of any obligation on the part of Pledgor to be performed under the terms of this Agreement and the Customer Agreement. Pledgor agrees to defend all such indemnification claims against Creditor on behalf of Creditor, with counsel reasonably acceptable to Creditor. The obligations of Pledgor under this Section 8 shall survive the expiration of this Agreement, or sooner termination thereof.

         SECTION 9. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         SECTION 10. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         SECTION 11. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 12. RULES OF CONSTRUCTION. Words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the context requires words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement. References to any statute or regulation shall mean the same as amended and in effect from time to time, and shall include any successor statute or regulation governing the same subject matter.

         SECTION 13. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or upon actual receipt or refusal of delivery when sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the addresses set forth next such parties' name below. Any party may change its address for notices in the manner set forth above.

                  Creditor:          Imperial Bank
                                     225 Franklin Street, Ste. 2730
                                     Boston, MA 02110
                                     Attn:  Karen Dunn
                                     FAX:  617-956-0557

                  Pledgor:           Aspect Medical Systems, Inc.
                                     2 Vision Drive
                                     Natick, MA  01760-2059
                                     FAX:  617-956-0557

                  Bank: State Street Bank and Trust Company Ann Hutchinson Building
                                     108 Myrtle Street
                                     N. Quincy, MA 02171
                                     Attention: Craig Pessina
                                     FAX:  617-985-8896


         SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute but one and the same instrument. To make proof of this Agreement, it shall only be necessary to produce one such counterpart (or a copy thereof if no such counterpart is available).

         SECTION 15. CHOICE OF LAW. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of laws provisions thereof. The parties hereby consent and submit to the jurisdiction of the courts of Massachusetts and the federal courts sitting in Massachusetts in connection with any proceedings or actions relating to the performance of the duties and obligations as set forth herein.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Agreement to take effect as of the date first herein above written

                                         "CREDITOR"

                                         IMPERIAL BANK

                                         By: __________________________________

                                         Title: _______________________________


                                         "PLEDGOR"

                                         ASPECT MEDICAL SYSTEMS, INC.

                                         By: /s/ J. Neal Armstrong
                                             ----------------------------------

                                         Title: VP & CFO
                                                -------------------------------


                                         "BANK"

                                         STATE STREET BANK AND TRUST COMPANY

                                         By: __________________________________

                                         Title: _______________________________

                                    EXHIBIT A

                           NOTICE OF EXCLUSIVE CONTROL


State Street Bank and Trust Company
Ann Hutchinson Building
108 Myrtle Street
N. Quincy, MA 02171
Attention: Craig Pessina

         Re: Aspect Medical Systems, Inc.
         Account No. ______________

Ladies and Gentlemen:

         Reference is made to the Securities Account Control Agreement dated as of _______________________ (the "Control Agreement") by and among you, the undersigned, and Aspect Medical Systems, Inc. Terms defined in the Control Agreement and used without other definition herein shall have the respective meanings herein assigned to such terms in the Control Agreement.

         Pursuant to Section 4 of the Control Agreement, you are hereby directed, from and after the date hereof, to execute only entitlement orders originated by Creditor, and not to accept for execution any further entitlement orders originated by Pledgor.


                                         Very truly yours,


                                         IMPERIAL BANK

                                         By: __________________________________

                                         Title: _______________________________